UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2020

Culp, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1823 Eastchester Drive

High Point, North Carolina 27265

(Address of Principal Executive Offices)

(Zip Code)

(336) 889-5161

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

This report and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that the company will realize these expectations, meet its guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic and political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results. Finally, increases in market prices for petrochemical products can significantly affect the prices we pay for raw materials, and in turn, increase our operating costs and decrease our profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on July 17, 2020 for the fiscal year ended May 3, 2020, and our subsequent periodic reports filed with the Securities and Exchange Commission.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.

Item 2.02 – Results of Operations and Financial Condition

The information set forth in this Item 2.02 of this Current Report, and in Exhibit 99, is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 5, 2020, Culp, Inc. (the “Company”) issued a news release regarding revised expectations about its financial results for the first quarter of the Company’s fiscal 2021, as well as the anticipated impact of the final regulations enacted on July 20, 2020, by the U.S. Treasury Department regarding the Global Intangible Low Taxed Income (GILTI) tax provisions of the U.S. tax code. A copy of the news release is attached hereto as Exhibit 99.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Following considerations of business performance, liquidity, and trends during the first quarter, effective August 1, 2020, the Company’s board of directors approved restoring the compensation of the Company’s named executive officers (other than the Company’s Controller, Assistant Treasurer, and Assistant Secretary, which was previously restored as described below) to the respective compensation that was in effect for each such officer prior to April 1, 2020, when the company implemented certain temporary reductions in compensation for such named executive officers in response to the impact of the COVID-19 pandemic on the Company’s business, as more specifically described in Item 5.02 of our Form 8-K/A filed with the Securities and Exchange Commission on April 21, 2020.  As a result, the compensation of the affected named executive officers will be restored as follows, effective August 1, 2020:  Executive Chairman – $500,000 annual base salary, with Company contributions to such officer’s supplemental non-qualified deferred compensation plan account of 17.5% of annual base salary; Chief Executive Officer - $400,000 annual base salary, with Company contributions to such officer’s supplemental non-qualified deferred compensation plan account of 15% of annual base salary; President, Culp Upholstery Fabrics - $276,000, with Company contributions to such officer’s supplemental non-qualified deferred compensation plan account of 12.5% of annual base salary; and Executive Vice President, Chief Financial Officer, and Treasurer - $260,000 annual base salary, with Company contributions to such officer’s supplemental non-qualified deferred compensation plan account of 12.5% of annual base salary.  The compensation of the Company’s Controller, Assistant Treasurer, and Assistant Secretary was previously restored on July 1, 2020, as disclosed in Item 5.02 of our Form 8-K filed with the Securities and Exchange Commission on July 1, 2020.

All other material elements of such named executive officers’ compensation remain unchanged.

Effective August 1, 2020, the Company’s board of directors also approved the restoration of the quarterly cash retainer payable to non-employee directors under the Company’s director compensation program, which was temporarily eliminated on April 1, 2020 in response to the impact of the COVID-19 pandemic on the Company’s business, as disclosed in Item 5.02 of our Form 8-K/A filed with the Securities and Exchange Commission on April 21, 2020.

Item 9.01 (d) - Exhibits

99 - News Release dated August 5, 2020

EXHIBIT INDEX

Exhibit Number	Exhibit
99	News Release dated August 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CULP, INC. (Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated:  August 5, 2020

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